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                                                                     EXHIBIT 3.2



                                     BYLAWS

                                       of

                             CONQUEST VENTURES, INC.
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                               TABLE OF CONTENTS


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ARTICLE I - OFFICES ....................................................   1

   1.1     Business Office .............................................   1
   1.2     Registered Office ...........................................   1

ARTICLE II - SHARES AND TRANSFER THEREOF ...............................   1

   2.1     Regulation ..................................................   1
   2.2     Certificates for Shares .....................................   1
   2.3     Cancellation of Certificates ................................   2
   2.4     Lost, Stolen or Destroyed Certificates ......................   2
   2.5     Transfer of Shares ..........................................   2
   2.6     Transfer Agent ..............................................   3
   2.7     Close of Transfer Book and Record Date.......................   3

ARTICLE III - SHAREHOLDERS AND MEETINGS THEREOF .......................    4

   3.1     Shareholders of Record ......................................   4
   3.2     Meetings ....................................................   4
   3.3     Annual Meeting ..............................................   4
   3.4     Special Meetings ............................................   4
   3.5     Notice ......................................................   5
   3.6     Meeting of all Shareholders .................................   5
   3.7     Voting Record ...............................................   5
   3.8     Quorum ......................................................   6
   3.9     Manner of Acting ............................................   6
   3.10    Proxies .....................................................   6
   3.11    Voting of Shares ............................................   6
   3.12    Voting of Shares by Certain Holders .........................   6
   3.13    Informal Action by Shareholders .............................   7
   3.14    Voting by Ballot ............................................   7
   3.15    Cumulative Voting ...........................................   8

ARTICLE IV - DIRECTORS, POWERS AND MEETINGS ............................   8

   4.1     Board of Directors ..........................................   8
   4.2     Regular Meetings ............................................   8
   4.3     Special Meetings ............................................   8
   4.4     Notice ......................................................   8
   4.5     Participation by Electronic Means ...........................   9
   4.6     Quorum and Manner of Acting .................................   9
   4.7     Organization ................................................   9
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                                TABLE OF CONTENTS
                                   (Continued)
                                                                         Page
                                                                         ----
    4.8      Presumption of Assent ...................................      9
    4.9      Informal Action by Directors ............................     10
    4.10     Vacancies ...............................................     10
    4.11     Compensation ............................................     10
    4.12     Removal of Directors ....................................     10
    4.13     Resignations ............................................     10
    4.14     General Powers ..........................................     11

ARTICLE V - OFFICERS .................................................     11

    5.1      Term and Compensation ...................................     11
    5.2      Powers ..................................................     11
    5.3      Compensation ............................................     13
    5.4      Delegation of Duties ....................................     13
    5.5      Bonds ...................................................     13
    5.6      Removal .................................................     13

ARTICLE VI - FINANCE .................................................     13
    6.1      Reserve Funds ...........................................     13
    6.2      Banking .................................................     13

ARTICLE VII - DIVIDENDS ..............................................     14

ARTICLE VIII - CONTRACTS, LOANS AND CHECKS ...........................     14

    8.1      Execution of Contracts ..................................     14
    8.2      Loans ...................................................     14
    8.3      Checks ..................................................     14
    8.4      Deposits ................................................     14

ARTICLE IX - FISCAL YEAR .............................................     15

ARTICLE X - CORPORATE SEAL ...........................................     15

ARTICLE XI - AMENDMENTS ..............................................     15

ARTICLE XII - EXECUTIVE COMMITTEE ....................................     15
   12.1      Appointment .............................................     15
   12.2      Authority ...............................................     15
   12.3      Tenure and Qualifications ...............................     15
   12.4      Meetings ................................................     16
   12.5      Quorum ..................................................     16
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                               TABLE OF CONTENTS
                                   (Continued)

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  12.6       Informal Action by Executive Committee .................      16
  12.7       Vacancies ..............................................      16
  12.8       Resignations and Removal ...............................      16
  12.9       Procedure ..............................................      16

ARTICLE XIII - EMERGENCY BYLAWS .....................................      17

CERTIFICATE .........................................................      18
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                                    ARTICLE I
                                     OFFICES

         1.1 Business office. The principal office and place of business of the corporation shall be at 1111 El Camino Real, Tustin, California 92680. The corporation will not maintain an office in the State of Colorado. Other offices and places of business may be established from time to time by resolution of the Board of Directors or as the business of the corporation may require.

         1.2 Registered office. The registered office of the corporation, required by the Colorado Corporation Code to be maintained in the State of Colorado, may be, but need not be, identical with the principal office in the State of Colorado, and the address of the registered office may be changed from time to time by the Board of Directors.

                                   ARTICLE II
                           SHARES AND TRANSFER THEREOF

         2.1 Regulation. The Board of Directors may make such rules and regulations as it may deem appropriate concerning the issuance, transfer and registration of certificates for shares of the corporation, including the appointment of transfer agents and registrars.

         2.2 Certificates for Shares. Certificates representing shares of the corporation shall be respectively numbered serially for each class of shares, or series thereof, as they are issued, shall be impressed with the corporate seal or a facsimile thereof, and shall be signed by the Chairman or Vice Chairman of the Board of Directors or by the President or a Vice-President and by the Treasurer or an Assistant Treasurer or by the Secretary or an Assistant Secretary; provided that any or all of the signatures may be facsimiles if the certificate is countersigned by a transfer agent, or registered by a registrar, other than the corporation itself or its employee. Each certificate shall state the name of the corporation, the fact that the corporation is organized or incorporated under the laws of the State of Colorado, the name of the person to whom issued, the date of issue, the class (or series of any class), the number of shares represented thereby and the par value of the shares represented thereby or a statement that such shares are without par value. A statement of the designations, preferences, qualifications, limitations, restrictions and special or relative rights of the shares of each class shall be set forth in full or summarized on the face or back of the certificates which the corporation shall issue, or in lieu

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thereof, the certificate may set forth that such a statement or summary will be furnished to any shareholder upon request without charge. Each shall be otherwise in such form as may be prescribed by the Board of Directors and as shall conform to the rules of any stock exchange on which the shares may be listed. The corporation shall not issue certificates representing fractional shares and shall not be obligated to make any transfers creating a fractional interest in a share of stock. The corporation may, but shall not be obligated to, issue scrip in lieu of any fractional shares, such scrip to have terms and conditions specified by the Board of Directors.

         2.3 Cancellation of Certificates. All certificates surrendered to the corporation for transfer shall be cancelled and no new certificates shall be issued in lieu thereof until the former certificate for a like number of shares shall have been surrendered and cancelled except as herein provided with respect to lost, stolen or destroyed certificates.

         2.4 Lost Stolen or Destroyed Certificates. Any shareholder claiming that his certificate for shares is lost, stolen or destroyed may make an affidavit or affirmation of the fact and lodge the same with the Secretary of the corporation, accompanied by a signed application for a new certificate. Thereupon, and upon the giving of a satisfactory bond of indemnity to the corporation not exceeding an amount double the value of the shares as represented by such certificate (the necessity for such bond and the amount required to be determined by the President and Treasurer of the corporation), a new certificate may be issued of the same tenor and representing the same number, class and series of shares as were represented by the certificate alleged to be lost, stolen or destroyed.

         2.5 Transfer of Shares. Subject to the terms of any shareholder agreement relating to the transfer of shares or other transfer restrictions contained in the Articles of incorporation or authorized therein, shares of the corporation shall be transferable on the books of the corporation by the holder thereof in person or by his duly authorized attorney, upon the surrender and cancellation of a certificate or certificates for a like number of shares. Upon presentation and surrender of a certificate for shares properly endorsed and payment of all taxes therefor, the transferee shall be entitled to a new certificate or certificates in lieu thereof. As against the corporation, a transfer of shares can be made only on the books of the corporation and in the manner hereinabove provided, and the corporation

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shall be entitled to treat the holder of record of any share as the owner thereof and shall not be bound to recognize any equitable or other claim to or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the statutes of the State of Colorado.

         2.6 Transfer Agent. Unless otherwise specified by the Board of Directors by resolution, the Secretary of the corporation shall act as transfer agent of the certificates representing the shares of stock of the corporation. Be shall maintain a stock transfer book, the stubs in which shall set forth among other things, the names and addresses of the holders of all issued shares of the corporation, the number of shares held by each, the certificate numbers representing such shares, the date of issue of the certificates representing such shares, and whether or not such shares originate from original issue or from transfer. Subject to Section 3.7, the names and addresses of the shareholders as they appear on the stubs of the stock transfer book shall be conclusive evidence as to who are the shareholders of record and as such entitled to receive notice of the meetings of shareholders; to vote at such meetings; to examine the list of the shareholders entitled to vote at meetings; to receive dividends; and to own, enjoy and exercise any other property or rights deriving from such shares against the corporation. Each shareholder shall be responsible for notifying the Secretary in writing of any change in his name or address and failure so to do will relieve the corporation, its directors, officers and agents, from liability for failure to direct notices or other documents, or pay over or transfer dividends or other property or rights, to a name or address other than the name and address appearing on the stub of the stock transfer book.

         2.7 Close of Transfer Book and Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders, or any adjournment thereof or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may provide that the stock transfer books shall be closed for a stated period, but not to exceed, in any case, fifty days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of, or to vote at a meeting of shareholders, such books shall be closed for at least ten days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to

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be not more than fifty days and, in case of a meeting of shareholders, not less than ten days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof.

                                   ARTICLE III
                      SHAREHOLDERS AND MEETINGS THEREOF

         3.1 Shareholders of Record. Only shareholders of record on the books of the corporation shall be entitled to be treated by the corporation as holders in fact of the shares standing in their respective names, and the corporation shall not be bound to recognize any equitable or other claim to, or interest in, any shares on the part of any other person, firm or corporation, whether or not it shall have express or other notice thereof, except as expressly provided by the laws of Colorado.

         3.2 Meetings. Meetings of shareholders shall be held at the principal office of the corporation, or at such other place as specified from time to time by the Board of Directors. If the Board of Directors shall specify another location such change in location shall be recorded on the notice calling such meeting.

         3.3 Annual Meeting. The annual meeting of shareholders of the corporation for the election of directors, and for the transaction of such other business as may properly come before the meeting, shall be held at such time as may be determined by the Board of Directors by resolution in conformance with Colorado law. If the election of Directors shall not be held on the day designated herein for any annual meeting of the shareholders, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as may be convenient.

         3.4 Special Meetings. Special meetings of shareholders, for any purpose or purposes, unless otherwise pre-



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scribed by statute, may be called by the President, the Board of Directors, the holders of not less than one-tenth of all the shares entitled to vote at the meeting, or legal counsel of the corporation as last designated by resolution of the Board of Directors.

         3.5 Notice. Written notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered unless otherwise prescribed by statute not less than ten days nor more than fifty days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary, or the officer or person calling the meeting to each shareholder of record entitled to vote at such meeting; except that, if the authorized shares are to be increased, at least thirty days' notice shall be given, and if the sale of all or substantially all of the corporation's assets is to be voted upon, at least twenty days' notice shall be given. Any shareholder may waive notice of any meeting. Notice to shareholders of record, if mailed, shall be deemed given as to any shareholder of record, when deposited in the United States mail, addressed to the shareholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid, but if three successive letters mailed to the last-known address of any shareholder of record are returned as undeliverable, no further notices to such shareholder shall be necessary, until another address for such shareholder is made known to the corporation.

         3.6 Meeting of All Shareholders. If all of the shareholders shall meet at any time and place, either within or without the State of Colorado, and consent to the holding of a meeting at such time and place, such meeting shall be valid without call or notice, and at such meeting any corporate action may be taken.

         3.7 Voting Record. The officer or agent having charge of the stock transfer books for shares of the corporation shall make, at least ten days before such meeting of shareholders, a complete record of the shareholders entitled to vote at each meeting of shareholders or any adjournment thereof, arranged in alphabetical order, with the address and the number of shares held by each. The record, for a period of ten days prior to such meeting, shall be kept on file at the principal office of the corporation, whether within or without the State of Colorado, and shall be subject to inspection by any shareholder for any purpose germane to the meeting at any time during usual business hours. Such record shall be produced and kept open at the


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time and place of the meeting and shall be subject to the inspection of any shareholder for any purpose germane to the meeting during the whole time of the meeting for the purposes thereof. The original stock transfer books shall be the prima facie evidence as to who are the shareholders entitled to examine the record or transfer books or to vote at any meeting of shareholders.

         3.8 Quorum. A majority of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders, except as otherwise provided by the Colorado Corporation Code and the Articles of Incorporation. In the absence of a quorum at any such meeting, a majority of the shares so represented may adjourn the meeting from time to time for a period not to exceed sixty days without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

         3.9 Manner Of Acting. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders, unless the vote of a greater proportion or number or voting by classes is otherwise required by statute or by the Articles of incorporation or these Bylaws.

         3.10 Proxies. At all meetings of shareholders a shareholder may vote in person by proxy executed in writing by the shareholder or by his duly authorized attorney in-fact. Such proxy shall be filed with the Secretary of the corporation before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy.

         3.11 Voting of Shares. Unless otherwise provided by these Bylaws or the Articles of Incorporation, each outstanding share entitled to vote shall be entitled to one vote upon each matter submitted to a vote at a meeting of shareholders, and each fractional share shall be entitled to a corresponding fractional vote on each such matter.

         3.12 Voting of Shares by Certain Holders. Shares standing in the name of another corporation may be voted by such officer, agent or proxy as the bylaws of such corpora-


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tion may prescribe, or, in the absence of such provision, as the Board of
Directors of such other corporation may determine. Shares standing in the name of a deceased person, a minor ward or an incompetent person, may be voted by his administrator, executor, court appointed guardian or conservator, either in person or by proxy without a transfer of such shares into the name of such administrator, executor, court appointed guardian or conservator. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name. Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority so to do be contained in an appropriate order of the court by which such receiver was appointed.

         A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred. Neither shares of its own stock belonging to this corporation, nor shares of its own stock held by it in a fiduciary capacity, nor shares of its own stock held by another corporation if the majority of shares entitled to vote for the election of directors of such corporation is held by this corporation may be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding shares at any given time. Redeemable shares which have been called for redemption shall not be entitled to vote on any matter and shall not be deemed outstanding shares on and after the date on which written notice of redemption has been mailed to shareholders and a sum sufficient to redeem such shares has been deposited with a bank or trust company with irrevocable instruction and authority to pay the redemption price to the holders of the shares upon surrender of certificates therefor.

         3.13 Informal Action by Shareholders. Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof.

         3.14 Voting by Ballot. Voting on any question or in any election may be by voice vote unless the presiding officer shall order or any shareholder shall demand that voting be by ballot.


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         3.15 Cumulative Voting. No shareholder shall be permitted to cumulate his votes by giving one candidate as many votes as the number of such directors multiplied by the number of his shares shall equal, or by distributing such votes on the same principal among any number of candidates.

                                   ARTICLE IV
                         DIRECTORS, POWERS AND MEETING

         4.1 Board of Directors. The business and affairs of the corporation shall be managed by a board of not less than three (3) nor more than seven (7) directors; except that there shall be only as many directors as there are shareholders in the event the outstanding shares are held of record by fewer than three shareholders. Directors need not be shareholders of the corporation or residents of the State of Colorado and who shall be elected at the annual meeting of shareholders or some adjournment thereof. Directors shall hold office until the next succeeding annual meeting of shareholders and until their successors shall have been elected and shall qualify. The Board of Directors may increase or decrease, to not less than three (3) nor more than seven (7), the number of directors by resolution.

         4.2 Regular Meetings. A regular, annual meeting of the Board of Directors shall be held at the same place as, and immediately after, the annual meeting of shareholders, and no notice shall be required in connection therewith. The annual meeting of the Board of Directors shall be for the purpose of electing officers and the transaction of such other business as may come before the meeting. The Board of Directors may provide, by resolution, the time and place, either within or without the State of Colorado, for the holding of additional regular meetings without other notice than such resolution.

         4.3 Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the President or any two directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the State of Colorado, as the place for holding any special meeting of the Board of Directors called by them.

         4.4 Notice. Written notice of any special meeting of directors shall be given as follows:

                (a) By mail to each director at his business address at least three days prior to the meeting; or

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                (b) By personal delivery or telegram at least twenty-four hours prior to the meeting to the business address of each director, or in the event such notice is given on a Saturday, Sunday or holiday, to the residence address of each director. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, so addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. Any director may waive notice of any meeting. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

         4.5 Participation by Electronic Means. Except as may be otherwise provided by the Articles of Incorporation or Bylaws, members of the Board of Directors or any committee designated by such Board may participate in a meeting of the Board or committee by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other at the same time. Such participation shall constitute presence in person at the meeting.

         4.6 Quorum and Manner of Acting. A quorum at all meetings of the Board of Directors shall consist of a majority of the number of directors then holding office, but a smaller number may adjourn from time to time without further notice, until a quorum is secured. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless the act of a greater number is required by the laws of the State of Colorado or by the Articles of Incorporation or these Bylaws.

         4.7 Organization. The Board of Directors shall elect a chairman to preside at each meeting of the Board of Directors. The Board of Directors shall elect a Secretary to record the discussions and resolutions of each meeting.

         4.8 Presumption of Assent. A director of the corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or


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unless he shall file his written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

         4.9 Informal Action By Directors. Any action required or permitted to be taken by the Board of Directors, or a committee thereof, at a meeting may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all the directors or all the committee members entitled to vote with respect to the subject matter thereof.

         4.10 Vacancies. Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office, and shall hold such office until his successor is duly elected and shall qualify. Any directorship to be filled by reason of an increase in the number of directors shall be filled by the affirmative vote of a majority of the directors then in office or by an election at an annual meeting, or at a special meeting of shareholders called for that purpose. A director chosen to fill a position resulting from an increase in the number of directors shall hold office only until the next election of directors by the shareholders.

         4.11 Compensation. By resolution of the Board of Directors and irrespective of any personal interest of any of the members, each director may be paid his expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a stated salary as director or a fixed sum for attendance at each meeting of the Board of Directors or both. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

         4.12 Removal of Directors. Any director or directors of the corporation may be removed at any time, with or without cause, in the manner provided in the Colorado Corporation Code.

         4.13 Resignations. A director of the corporation may resign at any time by giving written notice to the Board of Directors, President or Secretary of the corporation. The


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resignation shall take effect upon the date of receipt of such notice, or at any later period of time specified therein. The acceptance of such resignation shall not be necessary to make it effective, unless the resignation requires it to be effective as such.

         4.14 General Powers. The business and affairs of the corporation shall be managed by the Board of Directors which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these Bylaws directed or required to be exercised or done by the shareholders. The directors shall pass upon any and all bills or claims of officers for salaries or other compensation and, if deemed advisable, shall contract with officers, employees, directors, attorneys, accountants, and other persons to render services to the corporation.

                                    ARTICLE V
                                    OFFICERS

         5.1 Term and Compensation. The elective officers of the corporation shall consist of at least a President, a Secretary and a Treasurer, each of whom shall be eighteen years or older and who shall be elected by the Board of Directors at its annual meeting. Unless removed in accordance with procedures established by law and these Bylaws, the said officers shall serve until the next succeeding annual meeting of the Board of Directors and until their respective successors are elected and shall qualify. Any number of offices, but not more than two, may be held by the same person at the same time, except that one person may not simultaneously hold the offices of President and Secretary. The Board may elect or appoint such other officers and agents as it may deem advisable, who shall hold office during the pleasure of the Board.

         5.2 Powers. The officers of the corporation shall exercise and perform the respective powers, duties and functions as are stated below, and as may be assigned to them by the Board of Directors.

                (a) The President shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. He shall preside, when present, at all meetings of the shareholders and of the Board of Directors unless a different chairman of such meetings is elected by the Board of Directors.


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                (b) In the absence or disability of the President, the
Vice-President or Vice-Presidents, if any, in order of their rank as fixed by the Board of Directors, and if not ranked, the Vice-Presidents in the order designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of, and be subject to all the restrictions on the President. Each Vice-President shall have such other powers and perform such other duties as may from time to time be assigned to him by the president or the Board of Directors.

                (c) The Secretary shall keep accurate minutes of all meetings of the shareholders and the Board of Directors unless a different Secretary of such meetings is elected by the Board of Directors. He shall keep, or cause to be kept a record of the shareholders of the corporation and shall be responsible for the giving of notice of meetings of the shareholders or the Board of Directors. The Secretary shall be custodian of the records and of the seal of the corporation and shall attest the affixing of the seal of the corporation when so authorized. The Secretary or Assistant Secretary may sign all stock certificates, as described in Section 2.2 hereof. The Secretary shall perform all duties commonly incident to his office and such other duties as may from time to time be assigned to him by the President or the Board of Directors.

                (d) An Assistant Secretary may, at the request of the Secretary, or in the absence or disability of the Secretary, perform all of the duties of the Secretary. He shall perform such other duties as may be assigned to him by the President or by the Secretary.

                (e) The Treasurer, subject to the order of the Board of Directors, shall have the care and custody of the money, funds, valuable papers and documents of the corporation. He shall keep accurate books of accounts of the corporation's transactions, which shall be the property of the corporation, and shall render financial reports and statements of condition of the corporation when so requested by the Board of Directors or President. The Treasurer shall perform all duties commonly incident to his office and such other duties as may from time to time be assigned to him by the President or the Board of Directors. In the absence or disability of the President and Vice-President or Vice-Presidents, the Treasurer shall perform the duties of the President.

                (f) An Assistant Treasurer may, at the request of the Treasurer, or in the absence or disability of the Treasurer, perform all of the duties of the Treasurer. He shall perform such other duties as, may be assigned to him by the President or by the Treasurer.

         5.3 Compensation. All officers of the corporation may receive salaries or other compensation if so ordered and fixed by the Board of Directors. The Board of Directors shall have authority to fix salaries in advance for stated periods or render the same retroactive as the Board may deem advisable.

         5.4 Delegation of Duties. In the event of absence or inability of any officer to act, the Board of Directors may delegate the powers or duties of such officer to any other officer, director or person whom it may select.

         5.5 Bonds. If the Board of Directors by resolution shall so require, any officer or agent of the corporation shall give bond to the Corporation in such amount and with such surety as the Board of Directors may deem sufficient, conditioned upon the faithful performance of their respective duties and offices.

         5.6 Removal. Any officer or agent may be removed by the Board of Directors or by the executive committee, if any, whenever in its judgment the best interest of the corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not, of itself, create contract rights.

                                   ARTICLE VI
                                    FINANCE

         6.1 Reserve Funds. The Board of Directors, in its uncontrolled discretion, may set aside from time to time, out of the net profits or earned surplus of the corporation, such sum or sums as it deems expedient as a reserve fund to meet contingencies, for equalizing dividends, for maintaining any property of the corporation, and for any other purpose.

         6.2 Banking. The moneys of the corporation shall be deposited in the name of the corporation in such bank or banks or trust company or trust companies, as the Board of Directors shall designate, and may be drawn out only on checks signed in the name of the corporation by such person or persons as the Board of Directors, by appropriate resolution, may direct. Notes and commercial paper, when authorized by the Board, shall be signed in the name of the corporation by such officer or officers or agent or agents as shall thereunto be authorized from time to time.

                                   ARTICLE VII
                                    DIVIDENDS

         Subject to the provisions of the Articles of Incorporation and the laws of the State of Colorado, the Board of Directors may declare dividends whenever, and in such amounts, as in the Board's opinion the condition of the affairs of the corporation shall render such advisable.

                                  ARTICLE VIII
                           CONTRACTS, LOANS AND CHECKS

         8.1 Execution of Contracts. Except as otherwise provided by statute or by these Bylaws, the Board of Directors may authorize any officer or agent of the corporation to enter into any contract, or execute and deliver any instrument in the name of, and on behalf of the corporation. Such authority may be general or confined to specific instances and, unless so authorized, no officer, agent or employee shall have any power to bind the corporation for any purpose, except as may be necessary to enable the corporation to carry on its normal and ordinary course of business.

         8.2 Loans. No loans shall be contracted on behalf of the corporation and no negotiable paper shall be issued in its name unless authorized by the Board of Directors. When so authorized, any officer or agent of the corporation may effect loans and advances at any time for the corporation from any bank, trust company or institution, firm, corporation or individual. An agent so authorized may make and deliver promissory notes or other evidence of indebtedness of the corporation and may mortgage, pledge, hypothecate or transfer any real or personal property held by the corporation as security for the payment of such loans. Such authority, in the Board of Directors' discretion, may be general or confined to specific instances.

         8.3 Checks. Checks, notes, drafts and demands for money or other evidence of indebtedness issued in the name of the corporation shall be signed by such person or persons as designated by the Board of Directors and in the manner the Board of Directors prescribes.

         8.4 Deposits. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the Board of Directors may select.

                                   ARTICLE IX
                                  FISCAL YEAR

         The fiscal year of the corporation shall be the year adopted by resolution of the Board of Directors.

                                   ARTICLE X
                                 CORPORATE SEAL

         The Board of Directors shall provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the corporation and the state of incorporation and the words "CORPORATE SEAL".

                                   ARTICLE XI
                                   AMENDMENTS

         These Bylaws may be altered, amended or repealed and new Bylaws may be adopted by a majority of the Directors present at any meeting of the Board of Directors of the corporation at which a quorum is present.

                                   ARTICLE XII
                               EXECUTIVE COMMITTEE

         12.1 Appointment. The Board of Directors by resolution adopted by a majority of the full Board, may designate two or more of its members to constitute an executive committee. The designation of such committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed by law.

         12.2 Authority. The executive committee, when the Board of Directors is not in session shall have and may exercise all of the authority of the Board of Directors except to the extent, if any, that such authority shall be limited by the resolution appointing the executive committee and except also that the executive committee shall not have the authority of the Board of Directors in reference to amending the Articles of Incorporation, adopting a plan of merger or consolidation, recommending to the shareholders the sale, lease or other disposition of all or substantially all of the property and assets of the corporation otherwise than in the usual and regular course of its business, recommending to the shareholders a voluntary dissolution of the corporation or a revocation thereof, or amending the Bylaws of the corporation.

         12.3 Tenure and Qualifications. Each member of the executive committee shall hold office until the next regular annual meeting of the Board of Directors following his designation.

         12.4 Meetings. Regular meetings of the executive committee may be held without notice at such time and places as the executive committee may fix from time to time by resolution. Special meetings of the executive committee may be called by any member thereof upon not less than one day's notice stating the place, date and hour of the meeting, which notice may be written or oral, and if mailed, shall be deemed to be delivered when deposited in the United States mail addressed to the member of the executive committee at his business address. Any member of the executive committee may waive notice of any meeting and no notice of any meeting need be given to any member thereof who attends in person. The notice of a meeting of the executive committee need not state the business proposed to be transacted at the meeting.

         12.5 Quorum. A majority of the members of the executive committee shall constitute a quorum for the transaction of business at any meeting thereof, and action of the executive committee must be authorized by the affirmative vote of a majority of the members present at a meeting at which a quorum is present.

         12.6 Informal Action by Executive Committee. Any action required or permitted to be taken by the executive committee at a meeting may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the members of the committee entitled to vote with respect to the subject matter thereof.

         12.7 Vacancies. Any vacancy in the executive committee may be filled by a resolution adopted by a majority of the full Board of Directors.

         12.8 Resignations and Removal. Any member of the executive committee may be removed at any time with or without cause by resolution adopted by a majority of the full Board of Directors. Any member of the executive committee may resign from the executive committee at any time by giving written notice to the President or Secretary of the corporation, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         12.9 Procedure. The executive committee shall elect a presiding officer from its members and may fix its own rules of procedure which shall not be inconsistent with these Bylaws. It shall keep regular minutes of its proceedings and report the same to the Board of Directors for its in-formation at the meeting thereof held next after the proceedings shall have been taken.

                                  ARTICLE XIII
                                EMERGENCY BYLAWS

         The Emergency Bylaws provided for in this Article shall be operative during any emergency in the conduct of the business of the corporation resulting from an attack on the United States or any nuclear or atomic disaster, notwithstanding any different provision in the preceding articles of the Bylaws or in the Articles of Incorporation of the corporation or in the Colorado Corporation Code. To the extent not inconsistent with the provisions of this Article, the Bylaws provided in the preceding articles shall remain in effect during such emergency and upon its termination the Emergency Bylaws shall cease to be operative.

         During any such emergency:

                (a) A meeting of the Board of Directors may be called by any officer or director of the corporation. Notice of the time and place of the meeting shall be given by the person calling the meeting to such of the directors as it may be feasible to reach by any available means of communication. Such notice shall be given at such time in advance of the meeting as circumstances permit in the judgment of the person calling the meeting.

                (b) At any such meeting of the Board of Directors, a quorum shall consist of the number of directors in attendance at such meeting.

                (c) The Board of Directors, either before or during any such emergency, may, effective in the emergency, change the principal office or designate several alternative principal offices or regional offices, or authorize the officers so to do.

                (d) The Board of Directors, either before or during any such emergency, may provide, and from time to time modify, lines of succession in the event that during such an emergency any or all officers or agents of the corporation shall for any reason be rendered incapable of discharging their duties.

                (e) No officer, director or employee acting in accordance with these Emergency Bylaws shall be liable except for willful misconduct.

                (f) These Emergency Bylaws shall be subject to repeal or change by further action of the Board of Directors or by action of the shareholders, but no such repeal or change shall modify the provisions of the next preceding paragraph with regard to action taken prior to the time of such repeal or change. Any amendment of these Emergency Bylaws may make any further or different provision that may be practical and necessary for the circumstances of the emergency.

                                   CERTIFICATE

         I hereby certify that the foregoing Bylaws, consisting of 18 pages, including this page, constitute the Bylaws of Conquest Ventures, Inc. adopted by the Board of Directors of the corporation as of the 15th day of August, 1998.



                                                 /s/ [illegible]
                                                 ----------------------------

         Article V of the Bylaws of the Company is hereby amended and restated in its entirety to read as set forth below:

                                   ARTICLE V
                     OFFICE OF THE CHIEF EXECUTIVE; OFFICERS


         5.1 Office of the Executive. The corporation shall have an Office of the Executive ("Office") which shall be comprised of three members ("Members"). The Office, subject to the control of the Board of Directors, shall have general supervision, direction and control of the business and officers of the corporation and shall otherwise be vested with the powers and responsibilities traditionally conferred upon a president and chief executive officer of a corporation. The Office shall be responsible for diligently causing and directing the officers of the corporation to carry out any directives issued to it by the Board of Directors. Any action taken by the Office, independent of a directive issued by the Board of Directors, shall require the unanimous approval of the Members. The Members shall meet periodically, but no less often than weekly (unless the members shall otherwise agree) to consider and act upon matters for the Company. In the event the members are unable to agree on a particular course of action, notwithstanding Section 4.3 of these Bylaws, any Member may request and convene a special meeting of the Board of Directors, called in accordance with these Bylaws, for the purpose of submitting such course of action to the Board of Directors for approval. Any Member may appoint an alternate person to act in the place of such Member on a temporary basis; provided, however, that any Member who appoints an alternate person to act in his place for three consecutive meetings of the Office, upon the request of any two Members, shall be required either to (a) resume his services as a Member or (b) name a permanent replacement who, subject to the unanimous approval of the remaining Members, shall be vested with all of the duties, responsibilities and powers of a Member.

         5.2 Officers; Term and Compensation. The elective officers of the corporation shall consist of at least a President, a Secretary and a Treasurer, each of whom shall be eighteen years or older and who shall be elected by the Board of Directors at its annual meeting. Unless removed in accordance with procedures established by law and these Bylaws, the said officers shall serve until the next succeeding annual meeting of the Board of Directors and until their respective successors are elected and shall qualify. Any number of offices, but not more than two, may be held by the same person at the same time, except that one person may not simultaneously hold the offices of President and Secretary. The Board may elect or appoint such other officers and agents as it may deem advisable, who shall hold office during the pleasure of the Board.

         5.3 Powers. The officers of the corporation shall exercise and perform the respective powers, duties and functions as are stated below, and as may be assigned to them by the Board of Directors.

             (a) The President shall be responsible for carrying out the directives of the Office and such other responsibilities as may be delegated to him by the Board of Directors. He shall preside, when present, at all meetings of the shareholders and of the Board of Directors unless a different chairman of such meetings is elected by the Board of Directors.

             (b) In the absence or disability of the President, the vice-President or vice-Presidents, if any, in order of their rank as fixed by the Board of Directors, and if not ranked, the vice-Presidents in the order designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of, and be subject to all the restrictions on the President. Each vice-President shall have such other powers and perform such other duties as may from time to time be assigned to him by the Office or the Board of Directors.

             (c) The Secretary shall keep accurate minutes of all meetings of the shareholders and the Board of Directors unless a different Secretary of such meetings is elected by the Board of Directors. He shall keep, or cause to be kept a record of the shareholders of the corporation and shall be responsible for the giving of notice of meetings of the shareholders or the Board of Directors. The Secretary shall be custodian of the records and of the seal of the corporation and shall attest the affixing of the seal of the corporation when so authorized. The Secretary or Assistant Secretary may sign all stock certificates, as described in Section 2.2 hereof. The Secretary shall perform all duties commonly incident to his office and such other duties as may from time to time be assigned to him by the Office or the Board of Directors.

             (d) An Assistant Secretary may, at the request of the Secretary, or in the absence or disability of the Secretary, perform all of the duties of the Secretary. He shall perform such other duties as may be assigned to him by the Office or by the Secretary.

             (e) The Treasurer, subject to the order of the Board of Directors, shall have the care and custody of the money, funds, valuable papers and documents of the corporation. He shall keep accurate books of accounts of the corporation's transactions, which shall be the property of the corporation, and shall render financial reports and statements of condition of the corporation when so requested by the Board of Directors or the Office. The

Treasurer shall perform all duties commonly incident to his office and such other duties as may from time to time be assigned to him by the Office or the Board of Directors. In the absence or disability of the President and Vice-President or Vice-Presidents, the Treasurer shall perform the duties of the President.

             (f) An Assistant Treasurer may, at the request of the Treasurer, or in the absence or disability of the Treasurer, perform all of the duties of the Treasurer. He shall perform such other duties as may be assigned to him by the Office or by the Treasurer.

             (g) If a Chairman of the Board be elected, he shall preside at all meetings of the shareholders and directors at which he may be present and shall have such other duties, powers, and authority as may be prescribed elsewhere in these Bylaws. The Board of Directors may delegate such other authority and assign such additional duties to the Chairman of the Board, other than those conferred by law exclusively upon the President, as it may from time to time determine.

         5.4 Compensation. All officers of the corporation may receive salaries or other compensation if so ordered and fixed by the Board of Directors. The Board of Directors shall have authority to fix salaries in advance for stated periods or render the same retroactive as the Board may deem advisable.

         5.5 Delegation of Duties. In the event of absence or inability of any officer to act, the Board of Directors may delegate the powers or duties of such officer to any other officer, director or person whom it may select.

         5.6 Bonds. If the Board of Directors by resolution shall so require, any officer or agent of the corporation shall give bond to the corporation in such amount and with such surety as the Board of Directors may deem sufficient, conditioned upon the faithful performance of their respective duties and offices.

         5.7 Removal. Any officer or agent may be removed by the Board of Directors whenever in its judgment the best interest of the corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an of officer or agent shall not, of itself, create contract rights.

                             AMENDMENT TO BYLAWS OF
                                  PROBEX CORP.

         The amendment to Article V of the Bylaws set forth below were duly adopted by the Board of Directors of the Company at a meeting held July 1, 1998, but effective for all purposes as of October 1, 1997.

         Article V of the Bylaws was amended to read in its entirety as follows:

                                    ARTICLE V
                                     OFFICER

         5.1 Officers; Term and Compensation. The elective officers of the corporation shall consist of at least a Chief Executive Officer, a President, a Secretary, a Treasurer, and may include, if so designated by the Board of Directors, a Chairman of the Board and a Chief Financial Officer, each of whom shall be eighteen years or older and who shall be elected by the Board of Directors at its annual meeting. Unless removed in accordance with procedures established by law and these Bylaws, the said officers shall serve until the next succeeding annual meeting of the Board of Directors and until their respective successors are elected and shall qualify. Any number of offices, but not more than two, may be held by the same person at the same time, except that one person may not simultaneously hold the offices of President and Secretary. The Board may elect or appoint such other officers and agents as it may deem advisable, who shall hold office during the pleasure of the Board.

         5.2 Powers. The officers of the corporation shall exercise and perform the respective powers, duties and functions as are stated below, and as may be assigned to them by the Board of Directors.

         (a) The Chairman of the Board shall preside at all meetings of the shareholders and directors at which he may be present. If the Chairman of the Board shall be designated as an officer of the corporation, he shall have such other duties, powers, and authority as may be prescribed by the Board of Directors. The Board of Directors may delegate such other authority and assign such additional duties to the Chairman of the Board, other than those conferred by law exclusively upon the Chief Executive Officer, as it may from time to time determine.

         (b) The Chief Executive Officer, subject to the control of the Board of Directors, shall have general supervision, direction and control of the business and officers of the corporation and shall otherwise be vested with the powers and responsibilities traditionally conferred upon a chief executive officer of a corporation. The Chief Executive Officer shall be responsible for diligently causing and directing the officers of the corporation to carry out the duly approved directives issued to it by the Board of Directors. He shall report directly to the Board or Directors and shall preside, in the absence of the Chairman of the Board, at all meetings of the shareholders and of the Board of Directors at which he may be present.

         (c) The President, subject to the control of the Board of Directors and the Chief Executive Officer, shall be vested with the powers and responsibilities traditionally conferred upon a chief operating officer of a corporation. In the absence or disability of the Chief Executive Officer, then the President, subject to the control of the Board of Directors, shall perform all of the duties of the Chief Executive Officer, and when so acting shall have all the powers of, and be Subject to all the restrictions on, the Chief Executive Officer.

         (d) In the absence or disability of the President, the vice-President or vice-Presidents, if any, in order of their rank as fixed by the Chief Executive Officer and approved by the Board of Directors, and if not ranked by the Chief Executive Officer, the vice-Presidents in the order designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of, and be subject to all the restrictions on the President. Each vice-President shall have such other powers and perform such other duties as may from time to time be assigned to him by the Chief Executive Officer or the Board of Directors.

         (e) The Secretary shall keep accurate minutes of all meetings of the shareholders and the Board of Directors unless a different Secretary of such meetings is elected by the Board of Directors. He shall keep, or cause to be kept a record of the shareholders of the corporation and shall be responsible for the giving of notice of meetings of the shareholders or the Board of Directors. The Secretary shall be custodian of the records and of the seal of the corporation and shall attest the affixing of the seal of the corporation when so authorized. The Secretary or Assistant Secretary may sign all stock certificates, as described in Section 2.2 hereof. The Secretary shall perform all duties commonly incident to his office and such other duties as may from time to time be assigned to him by the Chief Executive Officer or the Board of Directors.

         (f) An Assistant Secretary may, at the request of the Secretary, or in the absence or disability of the Secretary, perform all of the duties of the Secretary. He shall perform such other duties as may be assigned to him by the Chief Executive Officer or by the Secretary.

         (g) The Treasurer, subject to the order of the Board of Directors, shall have the care and custody of the money, funds, valuable papers and documents of the corporation. He shall keep accurate books of accounts of the corporation's transactions, which shall be the property of the corporation, and shall render financial reports and statements of condition of the corporation when so requested by the Board of Directors or the Chief Executive Officer. The Treasurer shall perform all duties commonly incident to his office and such other duties as may from time to time be assigned to him by the Chief Executive Officer or the Board of Directors. In the absence or disability of the President and Vice-President or Vice-Presidents, the Treasurer shall perform the duties of the President.

         (h) An Assistant Treasurer may, at the request of the Treasurer, or in the absence or disability of the Treasurer, perform all of the duties of the Treasurer. He shall perform such other duties as may be assigned to him by the Chief Executive Officer or by the Treasurer.

         5.3 Compensation. All officers of the corporation may receive salaries or other compensation if so ordered and fixed by the Board of Directors. The Board of Directors shall have authority to fix salaries or other compensation in advance for stated periods or render the same retroactive as the Board may deem advisable.

         5.4 Delegation of Duties. In the event of absence or inability of any officer to act, the Board of Directors may delegate the powers or duties of such officer to any other officer, director or person whom it may select.

         5.5 Bonds. If the Board of Directors by resolution shall so require, any officer or agent of the corporation shall give bond to the corporation in such amount and with such surety as the Board of Directors may deems sufficient, conditioned upon the faithful performance of their respective duties and offices.

         5.6 Removal. Any officer or agent may be removed by the Chief
Executive Officer or by the Board of Directors, whenever in their judgment the best interest of the corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Notwithstanding the foregoing, the Board of Directors shall retain the exclusive authority to hire and remove the Chief Executive Officer and the President. Election or appointment of an officer or agent shall not, of itself, create contract rights.

                             AMENDMENT TO BYLAWS OF
                                  PROBEX CORP.

         The amendment to Section 5.1 of Article V of the Bylaws set forth below were duly adopted and made effective by the Board of Directors of the Company at a meeting held October 28, 1999.

          Section 5.1 of Article V of the Bylaws was amended to read in its entirety as follows:

                                    ARTICLE V
                                    OFFICERS

         5.1 Officers. Term and Compensation. The elective officers of the corporation shall consist of at least a Chief Executive Officer, a President, a Secretary, a Treasurer, and may include, if so designated by the Board of Directors, a Chairman of the Board and a Chief Financial Officer, each of whom shall be eighteen years or older and who shall be elected by the Board of Directors at its annual meeting. Unless removed in accordance with procedures established by law and these Bylaws, the said officers shall serve until the next succeeding annual meeting of the Board of Directors and until their respective successors are elected and shall qualify. Any number of offices may be held by the same person at the same time, except that one person may not simultaneously hold the offices of President and Secretary. The Board may elect or appoint such other officers and agents as it may deem advisable, who shall hold office during the pleasure of the Board.